Exhibit 99
Joint Filer Information

Name: Stonehill Institutional Partners, L.P.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009; February 19, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill General Partner, LLC, its general partner, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Stonehill Offshore Partners Limited
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009; February 19, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill Capital Management LLC, its investment adviser, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Stonehill Advisers LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009; February 19, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill Capital Management LLC, the general partner of Stonehill Advisers Holdings LP, its sole member, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Stonehill General Partner, LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009; February 19, 2009

Signature: /s/ John Motulsky, a Managing Member, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Stonehill Master Fund Ltd.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009; February 19, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill Capital Management LLC, its investment adviser, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Stonehill Advisers Holdings LP
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009; February 19, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill Capital Management LLC, its general partner, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Stonehill Offshore Holdings LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009; February 19, 2009

Signature: /s/ John Motulsky, a Managing Member, by his Attorney-in-Fact Mehrdad Mehrespand